EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Heather Sharp, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Life Stem Genetics Inc. for the period ended September 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Life Stem Genetics Inc.

Dated: November 19, 2013

                                      /s/ Heather Sharp
                                      -------------------------------------
                                      Heather Sharp
                                      Chief Financial Officer and Director
                                      (Principal Financial Officer and
                                      Principal Accounting Officer)
                                      Life Stem Genetics Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Life Stem Genetics Inc. and will be retained by Life Stem Genetics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.